THE TAIWAN FUND, INC. (THE ‘FUND’)

MONTHLY INSIGHT

December 31, 2012

IN BRIEF

Net asset value per share	US$17.89
Market price	US$16.34
Premium/(discount)	(8.66%)
Total net assets	US$153.1m
Market cap	US$139.8m

Source: State Street Bank and Trust Company.

At December 31, 2012		US$ return
	Fund*	TAIEX Total
	%	Return Index†
		%
One month	3.1	1.6
Three months	(2.0)	0.7
One year	12.2	17.8
Three years % pa	4.2	5.0

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company.

NAV performance.

†Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu

MANAGER’S COMMENTARY

The US fiscal cliff was a huge burden on the markets in December, with investors kept on the sidelines by fears that if a bipartisan agreement couldn’t be reached by the end of 2012, a combination of higher taxes and spending cuts would send the economy into a recession. The TAIEX Total Return Index closed the month up 1.6% on government support and year-end window dressing.

The government’s market-supporting initiatives continued during the month. After calling upon the state-controlled banks and funds to buy local stocks at lows in November, Taiwan’s cabinet convened to discuss further measures to revitalize the stockmarket. The options considered include allowing intraday trading, lowering fees for securities dealers, and encouraging foreign and mainland Chinese investment in Taiwan. The Financial Supervisory Commission (FSC) also decided to proceed with its proposal for mainland Chinese enterprises to list shares on Taiwan’s stockmarket.

Elsewhere, the re-elected Japanese prime minister Shinzo Abe and the Liberal Democratic Party have made yen depreciation a policy in order to stimulate Japan’s exports and revive the stagnant economy. The yen has depreciated by more than 10% against the US dollar since Shinzo Abe’s campaign, which may have profound implications for Taiwan’s industries, but it is too early to draw conclusions. On the one hand, some Taiwan firms had benefited from a strong yen by gaining outsourced business from Japanese competitors. Such companies will find the competitive landscape becoming unfavorable with a lower yen. On a broader basis, however, industries in Taiwan and Japan are more complementary than competitive. Taiwan companies, which are mostly in downstream industries like machine tools and bicycles, are likely to benefit when buying raw materials from Japan.

Meanwhile, there has been some uncertainty in the Apple supply chain. Component makers and assemblers for the iPhone and iPad came under pressure after sell-side analysts reported that some of Apple’s suppliers have recently received order cuts. Some forecasts estimated that iPhone shipments in the first quarter of 2013 would decline by over 40% from the previous quarter. This was, however, rebutted by component makers, who predict much less sequential decline. There is still a lack of clarity on this issue and it is worth following.

MONTHLY INSIGHT

INVESTMENT REVIEW

Top contributors to the Fund’s performance over the month included computing firm Advantech, which performed well on its improved business outlook for 2013, and supermarket operator and property developer Ruentex Development, thanks to its steadily growing hypermarket business in China and the strong recovery in Taiwan life insurance.

On the other side, shipping company First Steamship was negatively affected by slower same-store sales growth in its department-store business in China and the low dry-bulk shipping rate. Elsewhere, department-store and restaurant operator Mercuries & Associates corrected after a strong run with the listing of its insurance subsidiary Mercuries Life. Meanwhile, office-equipment firm Aurora declined after the company reported a 26% drop in November revenue from a year ago. This was, however, mainly because of a change in the accounting treatment of its business segments.

In terms of portfolio activity, we completed the sale of the holding in GeoVision. We are concerned that the company will face stiffer competition in the near future. In addition, we think it will be difficult for a Taiwan surveillance-system company to penetrate the fast-growing mainland China market. We also reduced the holding in First Steamship (mentioned above).

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

December 31, 2012
Shares outstanding	8,558,123
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	3.1	4.7
Three months	(2.0)	(1.0)
Three years % pa	4.2	6.0

Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	28.6	50.8
Construction	20.0	1.7
Wholesale and retail	14.6	5.7
Healthcare	8.1	—
Textiles	6.9	1.9
Finance	5.2	12.7
Transportation	4.9	2.1
Electric and machinery	4.8	1.3
Plastics	3.2	7.3
Others	2.2	2.9
Steel and iron	—	2.9
Chemicals	—	2.3
Foods	—	2.1
Rubber	—	1.7
Automobile	—	1.6
Cement	—	1.4
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	1.5	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

		% of net
65.2% of holdings	Sector	assets

WT Microelectronics	Electronics	8.9
Ruentex Development	Construction	5.8
Yungshin Global Holding	Healthcare	5.6
Mercuries & Associates	Wholesale and retail	5.5
Advantech	Electronics	5.0
Yungtay Engineering	Electric and Machinery	3.9
Aurora	Electronics	3.9
Makalot Industrial	Textiles	3.7
First Steamship	Transportation	3.5
Hung Poo Real Estate Development	Construction	3.3
Yuanta Financial Holding	Finance	3.3
Yem Chio	Plastics	3.2
Far Eastern New Century	Textiles	3.2
King's Town Construction	Construction	3.2
PC Home Online	Wholesale and retail	3.2

*Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at December 31, 2012)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	3.1	(2.0)	12.2	12.2	4.2	0.1	8.3	8.7
TAIEX Index†	1.6	0.7	13.5	13.5	1.2	0.2	7.6	8.5
TAIEX Total Return Index†	1.6	0.7	17.8	17.8	5.0	4.2	11.3	na
MSCI Taiwan Index†	0.9	1.6	17.7	17.7	4.9	2.4	9.6	na

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets

ELECTRONICS					28.6
WT Microelectronics	3036 TT	NT$36.1	10,901,900	$13,552,760	8.9
Advantech	2395 TT	NT$122.5	1,808,100	$7,627,406	5.0
Aurora	2373 TT	NT$43.1	4,060,000	$6,025,896	3.9
Wistron NeWeb	6285 TT	NT$49.0	2,753,046	$4,640,711	3.0
Taiflex Scientific	8039 TT	NT$36.5	3,452,821	$4,339,955	2.8
King Slide Works	2059 TT	NT$184.0	570,000	$3,611,695	2.4
MPI	6223 TT	NT$54.1	1,448,000	$2,697,641	1.8
Tatung	2371 TT	NT$7.3	4,770,897	$1,204,266	0.8

CONSTRUCTION					20.0
Ruentex Development	9945 TT	NT$59.8	4,315,082	$8,886,046	5.8
Hung Poo Real Estate Development	2536 TT	NT$29.9	4,929,873	$5,076,043	3.3
King’s Town Construction	2524 TT	NT$31.8	4,474,764	$4,900,220	3.2
Goldsun Development & Construction	2504 TT	NT$11.2	11,314,980	$4,364,054	2.9
Acter	5536 TT	NT$125.0	941,179	$4,051,358	2.6
Taiwan Land Development	2841 TT	NT$11.3	8,681,129	$3,378,104	2.2

WHOLESALE AND RETAIL					14.6
Mercuries & Associates	2905 TT	NT$26.6	9,178,175	$8,407,296	5.5
PC Home Online	8044 TT	NT$134.5	1,048,128	$4,854,617	3.2
Test-Rite International	2908 TT	NT$22.1	6,075,260	$4,623,549	3.0
Taiwan Tea	2913 TT	NT$15.8	8,231,000	$4,478,453	2.9

HEALTHCARE					8.1
YungShin Global Holding	3705 TT	NT$40.8	6,146,000	$8,624,591	5.6
Pacific Hospital Supply	4126 TT	NT$82.8	1,345,456	$3,836,350	2.5

TEXTILES					6.9
Makalot Industrial	1477 TT	NT$90.4	1,828,000	$5,690,664	3.7
Far Eastern New Century	1402 TT	NT$33.1	4,343,341	$4,950,742	3.2

FINANCE					5.2
Yuanta Financial Holding	2885 TT	NT$15.0	9,631,900	$4,958,742	3.3
Union Bank of Taiwan	2838 TT	NT$10.6	7,807,280	$2,849,863	1.9

TRANSPORTATION					4.9
First Steamship	2601 TT	NT$26.4	5,925,000	$5,386,549	3.5
Taiwan High Speed Rail	2633 TT	NT$5.0	12,597,600	$2,169,083	1.4

	Company				% of
Sector	(BGB ticker)	Price	Holding	Value US$	net assets

ELECTRIC AND MACHINERY					4.8
Yungtay Engineering	1507 TT	NT$53.5	3,274,000	$6,031,854	3.9
Good Friend International Holdings	912398 TT	NT$9.3	4,145,000	$1,333,183	0.9

PLASTICS					3.2
Yem Chio	4306 TT	NT$18.8	7,647,915	$4,951,300	3.2

OTHER					2.2
Taiwan Sogo Shin Kong	9925 TT	NT$35.0	1,378,000	$1,660,870	1.1
Taiwan Secom	9917 TT	NT$64.8	728,000	$1,624,518	1.1

OTHER ASSETS AND LIABILITIES, NET				$2,283,236	1.5

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of December 31, 2012.

INDEX DESCRIPTIONS

TAIEX Index

The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of December 31, 2012, it contained 114 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

PO Box 5049

Boston, MA 02111

Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES

Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY

10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.